Exhibit 32.2 - Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Richard S. Kraemer, Chief Financial Officer of Fulton Financial Corporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that:
The Form 10-Q of Fulton Financial Corporation, containing the consolidated financial statements for the quarter ended September 30, 2025, fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Fulton Financial Corporation.

November 7, 2025

/s/ Richard S. Kraemer
Richard S. Kraemer
Senior Executive Vice President and Chief Financial Officer